Date:______________Warrant Number_____________

COMMON STOCK PURCHASE WARRANT

CANNABIS SATIVA, INC.

______________________________________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

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This warrant for the purchase of shares of common stock, par value $0.001 per share, (this

“Warrant”), of Cannabis Sativa, Inc., a Nevada corporation (the “Company”), certifies that for value received, _________________________ or registered assigns (the “Holder” or “Holders”), is entitled, at any time or from time to time on or after the date hereof, and on or before 11:59 p.m. Pacific Time three years from the date hereof, (the “Exercise Period”), to subscribe for, purchase, and receive 12,500 shares of the Company’s common stock (the “Shares”), at a price of $4.00 per share of common stock (the “Exercise Price”), by paying in full and in lawful money of the United States of America cash or cashier’s check for the Exercise Price for the Shares, based on, and complying with, all the terms and conditions hereinafter set forth. The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of such events as described herein. If the subscription rights represented hereby are not exercised by 11:59 p.m. Pacific Time three years from the date hereof, (the “Expiration Date”), this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

This Warrant is subject to the following further terms and material provisions:

1.Term of Warrant; Exercise of Warrant.  The Holder of this Warrant shall have the right, which may be exercised for a period from the date of this Warrant, through 11:59 p.m. Pacific Time three (3) years from the date of issuance of this Warrant from the Company 12,500 fully paid and nonassessable shares of the Company’s common stock, par value $0.001 per share, (the “Shares” or “Common Stock”), upon presentation and surrender of this Warrant with the subscription form attached hereto as Exhibit “A,” accompanied by payment in lawful money of the United States of America in cash or by official bank or certified check payable to the Company of $4.00 per share.  On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a holder of record of the Shares for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than ten days after this

Warrant shall have been exercised as set forth above.  If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

2.  Warrant Price.  The price at which the Warrant Shares shall be purchasable on exercise of the Warrant (the “Exercise Price”) shall be $4.00 per share of Common Stock purchased. The Exercise Price and number of Warrants shall be subject to adjustment pursuant to Section 5 hereof.

3.Reservation of Warrant Shares.  The Company has reserved out of the authorized and unissued shares of Common Stock a number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant.  All Warrants surrendered in exercise of the rights hereby evidenced shall be canceled by the Company.  Promptly after the date of expiration of the Warrants no shares of Common Stock shall be subject to reservation in respect to the Warrants.  This Warrant shall obligate the Company and any successor corporation who merges with the Company or purchases substantially all of the assets of the Company to issue the Shares upon the exercise of the Warrant.

4.Fully Paid Shares.  The Company covenants and agrees that the Shares which may be issued on the exercise of the rights represented by this Warrant will, on issuance, be fully paid and nonassessable, and free form all taxes, liens, and charges with respect to the issue thereof.

5.Adjustments.  The number of Shares issuable upon exercise of this Warrant may be subject to adjustment from time to time as follows:

(a) In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, (iv) issue by reclassification of its Common Stock other securities of the Company, or (v) enter into any plan of capital reorganization or of reclassification of the Common Stock; the number of Shares purchasable on exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive, the kind and number of Shares or other securities of the Company which he or she would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant(s) been exercised immediately prior to the happening of such event or any record date with respect thereto.  An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

(b) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  Neither the purchase or other acquisition by the Company of any Shares nor the sale or other disposition by the Company of any Shares shall affect any adjustment of the Exercise Price or be taken into account in computing any subsequent adjustment of the Exercise Price.

(c) Whenever the number of Shares purchasable on the exercise of each Warrant is adjusted, as herein provided, the Exercise Price payable on exercise of each Warrant shall be adjusted by multiplying such Exercise Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable on the exercise of each Warrant immediately prior to such adjustment and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

(d) Whenever the number of Shares purchasable on the exercise of each Warrant or the Exercise Prices of such Shares are adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Holder of a Warrant or Warrants notice of such adjustment or adjustments setting forth the number of Shares purchasable on the exercise of each Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(e) For the purpose of this subsection, the term “common stock” shall mean (i) the class of stock designated as the common stock of the Company at the date of this Agreement, (ii) any other class of stock resulting form successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value; or (iii) as a result of a merger, consolidation or reorganization of the Company into another company shall be those shares of securities designated as “common stock” by the successor corporation, and if such corporation’s stock is traded, those series of stock which are traded.  In the event that at any time, as a result of an adjustment made pursuant to paragraph (a), above, the holders of a Warrant or Warrants shall  become entitled to purchase any securities of the Company other than Shares, thereafter the number of such other securities so purchasable on exercise of each Warrant and the Exercise Prices of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to each share of Common Stock contained in paragraphs (a) through (d), inclusive, above.

6.Fractional Interest.  The Company shall not be required to issue fractional shares on the exercise of Warrants.  If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares which shall be issuable on the exercise thereof shall be computed on the basis of the aggregate number of shares represented by the Warrants so presented.  The Company shall pay an amount in cash equal to the current value of such fraction computed on the basis of the Exercise Price per-share of the Warrants being exercised.

7.No Right as Shareholder; Notices to Warrant Holders. Nothing contained in this Warrant shall be construed as conferring on the Holder or its transferee the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of the meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholder of the Company.

8.Restrictions.  The holder of this Warrant, by acceptance hereof, both with respect to the Warrant and the Shares to be issuable upon exercise of the Warrant (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

(a) The Warrant and the Shares are being acquired for the holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Warrant or Shares or any interest therein without registration or other compliance under the Securities Act, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

(b) The holder hereof has been advised and understands that the Warrant and the Shares have not been registered under the Securities Act and the Warrant and/or the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; except as set forth herein, the Company is under no obligation, except as set forth in paragraph 9 hereof, to register the Warrant and/or the Shares under the Securities Act; in the absence of such registration, sale of the Warrant or Shares may be impracticable; the Company's registrar and transfer agent will maintain stop-transfer orders against registration of transfer of the Warrant and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (I) UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (II) UPON ACCEPTANCE BY THE COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The Company may refuse to transfer the Warrant and/or the Shares unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no-action" or interpretive response from the Securities and Exchange

Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Warrant and/or Shares are free from any restrictions under the Securities Act, the Company may refuse to transfer the Warrant and/or the Shares to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such Warrant or Shares if any set forth herein.  The Company may also refuse to transfer the Warrant or Shares if any circumstance is present reasonably indicating that the transferee's representations are not accurate.

9.Registration Rights.   The Company is not required or obligated to file a registration statement with respect to any of the Warrant Shares. However, in the event the Company does not file a registration statement for the Shares (but not the Warrants) by April 30, 2017, then the Exercise Price shall be reduced to $2.00 per share of Common Stock purchased.

 10.Call Right. At any time and from time to time, the Company shall have the right, upon 14 days prior written notice to the Holder (a “ Call Notice ”), to call (require Holder to exercise) all or any portion of this Warrant at the Exercise Price provided that (i) the Warrant Shares are registered for resale pursuant to the Securities Act and have been for at least 10 trading days preceding the Call Notice, (ii) the registration has not been suspended at any time during the 10 trading days preceding the Call Notice, (iii) the Common Stock is not suspended from quotation by OTC Markets Group (or such other exchange or stock market on which the Common Stock may then be listed or quoted) as of the date the Call Notice is delivered to the Holder, (iv) the Common Stock has maintained a closing price of at least $5.00 per share (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) for at least 10 consecutive trading days. At any time prior to the effective date of such call, the Holder shall have the right to exercise this Warrant in accordance with its terms.

11.Adjustment to Warrant.   Due to the uncertainties regarding the future exercise of the Warrants, and the nature of the Company’s proposed activities, the board of directors has the authority, in its sole discretion, to reduce the exercise price of the Warrants, extend the exercise period, or otherwise modify the terms of such Warrants in a manner not prejudicial to the Warrant holders.  Any such modification shall be effective on notice in writing to the holders of record of the Warrants.

12.Severability.  In case any provision in this Warrant shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.Governing Law.  This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada.

14.        Legal Holidays.  In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Warrant) the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

15.Book Entry. The number of Shares underlying this Warrant, including the issuance, exercise or adjustment thereto, will be represented in book entry format on the books and records of the Company’s transfer agent with reference to the terms of this Agreement.

16.Mutilated or Missing Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen, or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

17.Attorneys Fees.  In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by a court in a final judgment or decree, shall pay the successful party or parties all costs, expenses, and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses, and fees on any appeal), and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses, and attorney’s fees shall be included as part of such judgment.

18.Headings.  The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction thereof.

DATED effective as of the ______ day of _____________________ 2017.

CANNABIS SATIVA, INC.

By______________________________

Its President/Secretary